UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2011

GLOBAL EARTH ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

0-31343 (Commission File Number)	36-4567500 (IRS Employer Identification No.)
1213 Culberth Drive, Wilmington, North Carolina (principal executive offices)	28405 (Zip Code)

(910) 616-0077
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

Memorandum of Understanding.  On January 25, 2011, the registrant and LB Tim Co., Ltd., a South Korean corporation, executed a Memorandum of Understanding with respect to the proposed purchase of $100,000,000.00 worth of our Series A convertible preferred stock by LB Tim Co., Ltd.  The provisions of our Series A preferred stock are more fully described in Item 3.03 below.  The offering is expected to close within 45 to 60 days.

As part of our agreement with LB Tim Co., Ltd., we have agreed to immediately begin the process of having our shares of common stock listed for trading on the NYSE Amex.

The notice of the Memorandum of Understanding in this Current Report is not used for the purpose of conditioning the market in the United States for any of the securities offered.  In addition, the securities offered will not be or have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

The offering of the securities offered has been made by the registrant for the purpose of raising funds to further the joint venture operations of the registrant and other suitable projects of the registrant.

Any securities issued to LB Tim Co., Ltd. will bear the following legend:

THE SECURITIES REPRESENTED BY THIS INSTRUMENT OR DOCUMENT HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAW OF ANY STATE.  WITHOUT SUCH REGISTRATION, SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT UPON DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE COMPANY TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, THE SECURITIES LAW OF ANY STATE, OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

A copy of the Memorandum of Understanding between Global Earth Energy, Inc. and LB Tim Co., Ltd. is attached to this Current Report as an exhibit.

Sinnis Consulting Agreement.  On January 26, 2011, Global Earth Energy, Inc. and Spiros Sinnis executed a Consulting Agreement, whereby Mr. Sinnis agreed to provide consulting services in connection with strategic transactions.  In consideration for such services, the registrant agreed to issue to Mr. Sinnis 6,000,000 shares of the common stock of the registrant, par value $0.001 per share registered on a Form S-8 registration statement pursuant to the registrant’s Non-Employee Consultants Retainer Stock Plan for the Year 2010 No. 2 (the “Plan”) filed with the United States Securities and Exchange Commission on November 10, 2010.

Madenberg Consulting Agreement.  On January 26, 2011, Global Earth Energy, Inc. and Andrew L. Madenberg executed a Consulting Agreement, whereby Mr. Madenberg agreed to provide consulting services in connection with strategic transactions.  In consideration for such services, the registrant agreed to issue to Mr. Madenberg 6,000,000 shares of the common stock of the registrant, par value $0.001 per share registered on a Form S-8 registration statement pursuant to the registrant’s Non-Employee Consultants Retainer Stock Plan for the Year 2010 No. 2 (the “Plan”) filed with the United States Securities and Exchange Commission on November 10, 2010.

Copies of the Consulting Agreements with Messrs. Sinnis and Madenberg are attached to this Current Report as exhibits.

Item 3.02.

Unregistered Sales of Equity Securities.

On January 27, 2011, the registrant issued to Lee Antton 2,500,000 shares of our common stock, par value $0.001 per share, in consideration for his services in connection with the Memorandum of Understanding described in Item 1.01 above.  The securities bear a legend restricting their disposition.

The securities were issued in reliance upon an exemption from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, or Rule 506 of Regulation D promulgated under the Securities Act.  Each investor took his securities for investment purposes without a view to distribution and had access to information concerning us and our business prospects, as required by the Securities Act.  In addition, there was no general solicitation or advertising for the purchase of our shares.  Our securities were sold only to accredited investors, as defined in the Securities Act with whom we had a direct personal preexisting relationship, and after a thorough discussion.  Finally, our stock transfer agent has been instructed not to transfer any of such securities, unless such securities are registered for resale or there is an exemption with respect to their transfer.

Each purchaser was provided with access to our filings with the SEC, including the following:

•

Our annual report to stockholders for the most recent fiscal year, the definitive proxy statement filed in connection with that annual report, and, if requested by the purchaser in writing, a copy of our most recent Form 10-K under the Exchange Act.

•

The information contained in an annual report on Form 10-K under the Exchange Act.

•

The information contained in any reports or documents required to be filed by Global Earth Energy, Inc. under sections 13(a), 14(a), 14(c), and 15(d) of the Exchange Act since the distribution or filing of the reports specified above.

•

A brief description of the securities being offered, the use of the proceeds from the offering, and any material changes in our affairs that are not disclosed in the documents furnished.

Item 3.03.

Material Modification to Rights of Security Holders.

On January 31, 2011, the registrant filed with the Secretary of State of Nevada an amendment to the designation for its Series A preferred stock.  The amended Series A preferred stock will be issued in connection with the closing of the Memorandum of Understanding described in Item 1.01 above.  Pertinent provisions of amended Series A preferred stock designation read as follows:

The Series A preferred stock will consist of 10,000 shares.

Dividends and Special Payments.  (a) The holders of the shares of Series A Preferred Stock (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive when, as, and if declared by the Board of Directors of Global Earth Energy, Inc., a Nevada corporation (the “Company”), out of funds legally available for the purpose, annual dividends (the “Dividends”) payable at the rate of 15 percent per annum (the “Dividend Rate”) on the Stated Value ($100,000.00) of each share of Series A Preferred Stock.

(b)

Dividends shall be computed on the basis of a 360-day year consisting of twelve 30-day months and shall be payable for each Calendar Year following the Issue Date during the period beginning on the Issue Date (each, a “Dividend Date”).

Redemption Rights.  Subject to the applicable provisions of Nevada law, the Company, at the option of its directors, may at any time or from time to time redeem the whole or any part of the outstanding Series A Preferred Stock.  Any such redemption shall be pro rata with respect to all of the Holders of the Series A Preferred Stock.  Upon redemption, the Company shall pay for each share redeemed the amount of $100,000.00 per share, payable in cash (the “Redemption Price”).

Liquidation Rights.  Upon the dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, the Holders of the then outstanding shares of Series A Preferred Stock shall be entitled to receive out of the assets of the Company the sum of $100,000.00 per share (the “Liquidation Rate”) before any payment or distribution shall be made on the Common Stock, or any other class of capital stock of the Company ranking junior to the Series A Preferred Stock.

Conversion of Series A Preferred Stock.  Subject to the terms hereof, at any time, the Holder of shares of the Series A Preferred Stock shall have the right, at such Holder’s option, to convert any number of shares of the Series A Preferred Stock into shares of the Common Stock.  Such right to convert shall commence as of the date the shares of such Series A Preferred Stock are issued to such Holder (the “Issue Date”).  In the event that the Holder of the Series A Preferred Stock elects to convert such shares into Common Stock, the Holder shall have 60 days from the date of such notice in which to tender his shares of Series A Preferred Stock to the Company.  Any such conversion shall be upon the other following terms and conditions:

(a)

Conversion Rate.  Subject to adjustment as provided herein, each share of the Series A Preferred Stock shall be convertible into one fully paid and nonassessable share of the Common Stock (the “Conversion Rate”).

(b)

Conversion Price.  The conversion price (the “Conversion Price”), subject to adjustment as provided herein, for each share of the Series A Preferred Stock shall be 100 percent of the 20-day trailing, lowest, Closing Bid Price of the Common Stock during such 20-day period.

Adjustment of Conversion Rate and Conversion Price for Dilution and Other Events.  In order to prevent dilution of the rights granted to the Holders of shares of the Series A Preferred Stock, the Conversion Rate will be subject to adjustment from time to time as follows:

(a)

Adjustment of Conversion Rate and Conversion Price upon Subdivision or Combination of the Common Stock.  If the Company at any time after the Issue Date subdivides (by any share split, share dividend, recapitalization or otherwise) its outstanding Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced.  If the Company at any time combines (by combination, reverse share split or otherwise) its outstanding Common Stock into a smaller number of shares and the Conversion Price in effect immediately prior to such combination will be proportionately increased.  The Conversion Price shall be adjusted as if any such subdivision or combination had occurred the day before the 20-day trailing, lowest, Closing Bid Price of the Common Stock during such 20-day period.

(b)

Reorganization, Reclassification, Consolidation, Merger, or Sale.  Any recapitalization, reorganization, reclassification, consolidation.  merger, or other similar transaction which is effected in such a way that holders of the Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for the Common Stock is referred to herein as an “Organic Change.”  Prior to the consummation of any Organic Change, the Company will make appropriate provision, in form and substance satisfactory to the Holders of a majority of the outstanding shares of the Series A Preferred Stock, to ensure that each of the Holders of shares of the Series A Preferred Stock will thereafter have the right to acquire and receive in lieu of or in addition to, as the case may be, the shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s Series A Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of the Common Stock immediately theretofore acquirable and receivable upon the conversion of such Holder’s shares of the Series A Preferred Stock had such Organic Change not taken place.  In any such case, the Company will make appropriate provision, in form and substance satisfactory to the Holders of a majority of the outstanding shares of the Series A Preferred Stock, with respect to such Holders’ rights and interests to ensure that the provisions of this paragraph and Paragraph 3(c) below will thereafter be applicable to the Series A Preferred Stock.  The Company will not effect any such consolidation or  merger, unless prior to the consummation thereof the successor entity resulting from such consolidation or merger, if other than the Company, assumes, by written instrument, in form and substance satisfactory to the Holders of a majority of the outstanding shares of the Series A Preferred Stock, the obligation to deliver to each Holder of shares of the Series A Preferred Stock such shares of stock, securities or assets as, in accordance with the foregoing provisions, that such Holder may be entitled to acquire.

Preferred Status.  The shares of the Series A Preferred Stock shall rank superior to the shares of the Company’s Common Stock, and to the shares of all other Series of the Company’s Preferred Stock.  The rights of the shares of the Common Stock and the shares of all other Series of the Company’s Preferred Stock shall be subject to the preferences and relative rights of the shares of the Series A Preferred Stock.

Voting.  The holders of the Series A Preferred Stock shall have no voting rights on any matter submitted to the stockholders of the Company for their vote, waiver, release or other action, or be considered in connection with the establishment of a quorum, except as may otherwise be expressly provided herein or required by law or by the applicable stock exchange rules.

A copy of the Global Earth Energy, Inc. Amended and Restated Certificate of Designation for the Series A Preferred Stock is attached to this Current Report as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Identification of Exhibits
4.0	Global Earth Energy, Inc. Amended and Restated Certificate of Designation for the Series A Preferred Stock filed with the Secretary of State of Nevada on January 31, 2011.
10.1	Memorandum of Understanding dated January 26, 2011, between Global Earth Energy, Inc. and LB Tim Co., Ltd., a South Korean corporation.
10.2	Consulting Agreement dated as of January 26, 2011 between Global Earth Energy, Inc. and Spiros Sinnis.
10.3	Consulting Agreement dated as of January 26, 2011, between Global Earth Energy, Inc. and Andrew L. Madenberg.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2011.	GLOBAL EARTH ENERGY, INC.

By /s/ Sydney A. Harland
Sydney A. Harland, Chief Executive Officer